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                                                           EXHIBIT 10.11


                           AMENDMENT NUMBER ONE TO
                     THE CRAY RESEARCH, INC. EXECUTIVES
                         SEVERANCE COMPENSATION PLAN;
            THE CRAY RESEARCH, INC. KEY MANAGEMENT/PROFESSIONAL
                       SEVERANCE COMPENSATION PLAN; AND
                  THE CRAY RESEARCH, INC. GENERAL EMPLOYEE
                          SEVERANCE COMPENSATION PLAN


          WHEREAS, Cray Research, Inc. (the "Company") maintains the Cray Research, Inc. Executives Severance Compensation Plan, the Cray Research, Inc. Key Management/Professional Severance Compensation Plan, and the Cray Research, Inc. General Employee Severance Compensation Plan (collectively, the "1989 Severance Plans");

          WHEREAS, the Company wishes to amend the 1989 Severance Plans to clarify the original intention of each of the 1989 Severance Plans by clarifying the definition of "Change of Control" under each of the 1989 Severance Plans;

          NOW, THEREFORE, pursuant to Section 9.2 of each of the 1989 Severance Plans, each of the 1989 Severance Plans is hereby amended effective as of November 15, 1989 as follows:

          1. Section 2.1 of each of the 1989 Severance Plans is hereby amended by amending the definition of "Change of Control" where it appears by replacing the language prior to the first semicolon with the following language:

          " 'Change of Control' of the Company excludes a consensual offer to purchase shares of capital stock of the Company, merger, or other acquisition approved by the Board of Directors of the Company as such Board of Directors is constituted prior to the commencement of a potential Change of Control (without regard to this exclusion) and includes each and all of the following occurrences:"

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf on this 25th day of February, 1996.


                                    CRAY RESEARCH, INC.

                                    By: /S/ J. Phillip Samper
                                        ---------------------------------
                                        J. Phillip Samper
                                        Chairman and Chief Executive Officer